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                                                                    EXHIBIT 23.1




                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our reports dated February 22, 1999 included in Azurix Corp.'s Registration Statement on Form S-1 (File No. 333-74379) and to all references to our Firm included in this Registration Statement.



                                                            ARTHUR ANDERSEN LLP


Houston, Texas
December 14, 1999